United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 22, 2013

UNION FIRST MARKET BANKSHARES CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	0-20293	54-1598552
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1051 East Cary Street

Suite 1200

Richmond, Virginia 23219

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (804) 633-5031

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐ Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

Item 7.01 Regulation FD Disclosure.

On Thursday, August 22, 2013, G. William Beale, chief executive officer, and Robert M. Gorman, executive vice president and chief financial officer, made an investor presentation at the Raymond James 2013 US Bank Conference at The Swissotel in Chicago.  The conference presentation may be viewed via live webcast and may be accessed at http://wsw.com/webcast/rj84/UBSH/, and presentations will be archived for 90 days after the event at this site.

Certain information contained in the investor presentation was previously filed with the Securities and Exchange Commission in other formats and was made publicly available prior to the filing of this report.

This presentation is also available under the Other Documents link in the Investor Relations section of the Company’s website at http://investors.bankatunion.com.

A copy of the investor presentation is attached as Exhibit 99.1 to this report and is being furnished, not filed, under Item 7.01 of this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

	99.1	Union First Market Bankshares Corporation investor presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UNION FIRST MARKET BANKSHARES CORPORATION

Date: August 22, 2013	By:	/s/ Robert M. Gorman
Robert M. Gorman Executive Vice President and Chief Financial Officer